                                                                      EXHIBIT 99

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - -

                                                    Chapter 11
                                                    Case No.:  02 B 02474
                                                    Hon. Susan Pierson Sonderby
In re
Kmart Corporation, et al.
Debtors.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


                        MONTHLY OPERATING REPORT FOR THE
                  PERIOD OCTOBER 31, 2002 TO NOVEMBER 27, 2002

DEBTORS' ADDRESS:          Kmart Corporation, et al.
                           3100 West Big Beaver Road
                           Troy, MI  48084


DEBTORS' ATTORNEYS:        John Wm. Butler, Jr.
                           J. Eric Ivester
                           SKADDEN, ARPS, SLATE,
                           MEAGHER & FLOM (ILLINOIS)
                           333 West Wacker Drive
                           Chicago, Illinois 60606-1285


REPORT PREPARER:           Kmart Corporation, et al.

         The undersigned, having reviewed the attached report acting as the duly authorized agent for the Debtors in Possession declares under penalty of perjury under the laws of the United States that the figures, statements, disbursement itemizations, and account balances listed in this Monthly Report of the Debtors are true and correct as of the date of this report to the best of my knowledge, information and belief.


Date: December 23, 2002

                                            KMART CORPORATION, ET AL.



                                            /s/ A. A. Koch
                                            ------------------------------------
                                            A. A. Koch, Chief Financial Officer

KMART CORPORATION, ET AL.
U.S. TRUSTEE MONTHLY OPERATING REPORT
FOR THE FOUR-WEEK PERIOD ENDED NOVEMBER 27, 2002

I.   Kmart Corporation Unaudited Consolidated Financial Statements

   A. Consolidated Statement of Operations for the four-week period ended November 27, 2002
   B. Consolidated Balance Sheet as of November 27, 2002
   C. Consolidated Statement of Cash Flows for the four-week period ended November 27, 2002
   D. Cash Receipts and Disbursements for the four-week period ended November 27, 2002
   E. Schedule of Professional Fees and Expenses for the period January 22, 2002 through November 27, 2002
   F. Notes to Unaudited Consolidated Financial Statements


II.  Tax Questionnaire

KMART CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)


                                                                       FIVE-WEEK
                                                                      PERIOD ENDED
                                                                      NOVEMBER 27,
                                                                          2002
                                                                    -----------------
SALES                                                               $          2,466

Cost of sales, buying & occupancy                                              2,011
                                                                    -----------------

GROSS MARGIN                                                                     455

Selling, general and administrative expenses                                     468
                                                                    -----------------

LOSS BEFORE INTEREST, INCOME TAXES AND
   REORGANIZATION ITEMS, NET                                                     (13)

Reorganization items, net                                                          8
                                                                    -----------------

LOSS BEFORE INTEREST AND INCOME TAXES                                            (21)

Net interest expense                                                              16
Income taxes                                                                       3
                                                                    -----------------

CONTINUING NET LOSS                                                              (40)

Discontinued operations, net                                                       -
                                                                    -----------------

NET LOSS                                                            $            (40)
                                                                    =================

KMART CORPORATION
CONSOLIDATED BALANCE SHEET
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)

                                                                                NOVEMBER 27,
                                                                                    2002
                                                                               ----------------
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                                    $           442
  Merchandise inventories                                                                6,693
  Other current assets                                                                     732
                                                                               ----------------
TOTAL CURRENT ASSETS                                                                     7,867

  Property and equipment, net                                                            5,713
  Other assets and deferred charges                                                        233
                                                                               ----------------
TOTAL ASSETS                                                                   $        13,813
                                                                               ================


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                                             $         2,095
  Accrued payroll and other liabilities                                                    698
  Taxes other than income taxes                                                            311
                                                                               ----------------
TOTAL CURRENT LIABILITIES                                                                3,104

  Debtor-in-possession credit facility                                                     777
  Capital lease obligations                                                                654
  Other long-term liabilities                                                              214
                                                                               ----------------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                                              4,749

LIABILITIES SUBJECT TO COMPROMISE                                                        7,103

Company obligated mandatorily redeemable convertible
  preferred securities of a subsidiary trust
  holding solely 7 3/4% convertible
  junior subordinated debentures of Kmart                                                  660
Common stock, $1 par value, 1,500,000,000 shares authorized;
  517,791,396 shares issued                                                                518
Capital in excess of par value                                                           1,909
Accumulated deficit                                                                     (1,126)
                                                                               ----------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                     $        13,813
                                                                               ================



Memo:
LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                         $         3,324
Accounts payable                                                                         2,244
Closed store reserves                                                                      704
Public liability and workers compensation                                                  258
Other liabilities                                                                          229
Pension obligation                                                                         178
Taxes payable                                                                              166
                                                                               ----------------
                                                                               $         7,103
                                                                               ================

KMART CORPORATION
CONSOLIDATED STATEMENT OF CASH FLOWS
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)

                                                                                  FIVE-WEEK
                                                                                 PERIOD ENDED
                                                                                 NOVEMBER 27,
                                                                                     2002
                                                                              -------------------
  CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                                    $              (40)

  Adjustments to reconcile net loss
    to net cash used for operating activities:
       Discontinued operations, net                                                            -
       Restructuring, impairments and employee severance                                      (5)
       Reorganization items, net                                                               8
       Depreciation and amortization                                                          56
       Equity income in unconsolidated subsidiaries                                           (2)
  Changes in:
       Inventory                                                                            (363)
       Accounts payable                                                                      251
       Deferred taxes and other taxes payable                                                 21
       Other assets                                                                         (133)
       Other liabilities                                                                     102
  Cash used for store closings and other charges                                              (5)
                                                                              -------------------
  NET CASH USED FOR OPERATING ACTIVITIES                                                    (110)
                                                                              -------------------

  NET CASH USED FOR REORGANIZATION ITEMS                                                     (14)

  CASH FLOWS FROM INVESTING ACTIVITIES
  Capital expenditures                                                                       (11)
                                                                              -------------------
  NET CASH USED FOR INVESTING ACTIVITIES                                                     (11)
                                                                              -------------------

  CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from DIP facility                                                                 202
  Payments on capital lease obligations                                                       (6)
                                                                              -------------------
  NET CASH PROVIDED BY FINANCING ACTIVITIES                                                  196
                                                                              -------------------

  NET CHANGE IN CASH AND CASH EQUIVALENTS                                                     61
  CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                             381
                                                                              -------------------
  CASH AND CASH EQUIVALENTS, END OF PERIOD                                    $              442
                                                                              ===================

KMART CORPORATION
CASH RECEIPTS AND DISBURSEMENTS
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)

                                                                  FIVE-WEEK
                                                                 PERIOD ENDED
                                                                 NOVEMBER 27,
                                                                     2002
                                                               -----------------
   Cash Receipts:
    Store                                                      $          2,478
    Other                                                                   184
                                                               -----------------

    CASH INFLOWS                                                          2,662
                                                               -----------------

   Cash Disbursements:
    Accounts payable                                                      1,945
    Fleming                                                                 391
    Payroll and benefits                                                    327
    Taxes                                                                   121
    Rent                                                                     14
    Other                                                                     5
                                                               -----------------

    CASH OUTFLOWS                                                         2,803
                                                               -----------------

      TOTAL CASH FLOWS BEFORE BORROWINGS                                   (141)
                                                               -----------------

   DIP Facility Borrowings                                                  202
                                                               -----------------

       NET CASH OUTFLOWS                                       $             61
                                                               =================

KMART CORPORATION
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES
(Unaudited)
--------------------------------------------------------------------------------


                                                               FOR THE PERIOD JANUARY 22, 2002 THROUGH NOVEMBER 27, 2002
                                                  ----------------------------------------------------------------------------------
                                                       BILLED
NAME                                                  AMOUNT*          PAID        UNPAID      HOLDBACK     ACCRUED**      TOTAL
----                                                  --------         -----       -------     ---------   ----------      -----
Abacus Advisory and Consulting Corporation, LLC    $ 2,900,264    $ 2,900,264   $        -   $        -    $         -   $ 2,900,264

Dewey Ballantine***                                    333,797              -      333,797       31,639                      333,797

DKW/ Miller Buckfire & Lewis                         2,157,406      2,044,886      112,520      112,500              -     2,157,406

DJM                                                  1,012,794      1,001,076       11,718            -              -     1,012,794

Erwin Katz                                              33,251         16,677       16,574        3,166                       33,251

Ernst & Young, Corporate Finance LLC                 1,204,238      1,204,238            -            -              -     1,204,238

FTI Policano & Manzo                                 4,964,295      3,754,359    1,209,936      352,656              -     4,964,295

Goldberg, Kohn, Bell                                   715,636        474,508      241,128       64,156              -       715,636

Jones, Day, Reavis & Pogue                           2,545,839      2,013,564      532,275      154,610              -     2,545,839

Jones Day Committee Member Expenses                     34,815         32,096        2,719            -              -        34,815

KPMG, LLP                                            3,240,922      3,067,142      173,780      173,780              -     3,240,922

Morgan, Lewis & Bockius LLP                            656,369        656,369            -            -              -       656,369

Otterbourg, Steindler, Houston & Rosen, PC           3,808,270      2,989,681      818,589      248,910              -     3,808,270

Otterbourg Committee Member Expenses                    94,076         72,641       21,435            -              -        94,076

PricewaterhouseCoopers LLP                           8,593,459      8,264,250      329,209      199,488              -     8,593,459

Rockwood Gemini Advisors                             1,638,994      1,548,994       90,000       90,000              -     1,638,994

Saybrook Capital                                       851,359        630,101      221,258       81,000              -       851,359

Skadden, Arps, Slate, Meagher & Flom (Illinois)     28,329,591     26,764,378    1,565,213    1,565,213              -    28,329,591

Traub, Bonacquist & Fox                                724,442        657,808       66,634       66,633              -       724,442

Traub Committee Member Expenses                         36,048         21,595       14,453            -              -        36,048

Trumbull Services                                    3,700,245      3,700,245            -            -              -     3,700,245

U.S. Trustee                                           356,500        356,500            -            -              -       356,500

Winston & Strawn                                       617,694        589,634       28,060       27,653              -       617,694

Accrued                                                      -              -            -            -     16,235,264    16,235,264
                                                  ------------   ------------  -----------  -----------   ------------  ------------

TOTAL                                              $68,550,304    $62,761,006   $5,789,298   $3,171,404    $16,235,264   $84,785,568
                                                  ============   ============  ===========  ===========   ============  ============

* Billed amounts include fees and expenses
** Accrued amount is the total of holdback and services provided, but not yet billed.
*** Dewey Ballantine has turned in a Second Fee Review Application, fees and expenses may be covered by an insurance policy.

KMART CORPORATION
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. On January 22, 2002 ("Petition Date"), Kmart Corporation and 37 of its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the federal bankruptcy code ("Bankruptcy Code" or "Chapter 11") in the United States Bankruptcy Court for the Northern District of Illinois ("Court"). The reorganization is being jointly administered under the caption "In re Kmart Corporation, et al., Case No. 02 B 02474." Included in the consolidated financial statements are subsidiaries operating outside of the United States, which have not commenced Chapter 11 cases or other similar proceedings elsewhere, and are not debtors ("non-filing subsidiaries"). The assets and liabilities of such non-filing subsidiaries are not considered material to the consolidated financial statements. Kmart Corporation and all of its consolidated subsidiaries, whether or not considered filing or non-filing subsidiaries, are collectively referred to herein as "the Company."

2. To supplement operating cash flow during the reorganization process, the Company secured a $2 billion senior secured debtor-in-possession financing facility ("DIP Credit Facility") from JP Morgan Chase Bank, Fleet Retail Finance, Inc., General Electric Capital Corporation, and Credit Suisse First Boston. On the Petition Date, the Court gave interim approval authorizing borrowings up to $1.15 billion of the DIP Credit Facility for the payment of certain pre-petition claims and the funding of working capital and other general operating needs. On March 6, 2002, the Court approved the full amount of the $2 billion DIP Credit Facility. The DIP Credit Facility requires that we restrict future liens, indebtedness, capital expenditures, dividend payments and sales of assets, and that we maintain certain financial covenants, one of which requires minimum levels of cumulative EBITDA (earnings before interest, taxes, depreciation, amortization and other charges), the amounts of which vary throughout the year. The DIP Credit Facility was amended as of August 29, 2002, with the approval of the Court, to provide additional flexibility under the financial covenant contained therein that requires minimum levels of cumulative EBITDA. As of November 27, 2002 the Company had $777 million of borrowings outstanding and had utilized $334 million of the DIP Credit Facility for letters of credit issued for ongoing import purchasing operations, contractual and regulatory purposes. Outlined below is a summary of availability under the DIP Credit Facility:


         ($ millions)

          DIP Credit Facility capacity                           $2,000
          5% Holdback                                              (100)
          DIP loans outstanding                                    (777)
          Letters of credit outstanding                            (334)
                                                               -----------

          Total Available as of November 27, 2002                  $789
                                                               ===========


3. Comparable store sales for the four-week period ended November 27, 2002 were 17.2% lower than the same period last year. In contrast to many other retailers, Kmart's fiscal period ends on the last Wednesday of the month. Accordingly, the reporting period for November 2002 does not include the sales results of Thanksgiving weekend, as it did in 2001, which resulted in an unfavorable comparison.

4. Reorganization items, net, of $8 million includes $9 million of expense for stay bonuses previously approved by the Court, $5 million of professional fees and $3 million of other reorganization expenses. These expenses are partially offset by a non-cash credit of $5 million related to the settlement of pre-petition liabilities, and $4 million of lease auction income.

KMART CORPORATION
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5. Cash used for operating activities and the increase in borrowings from the DIP Credit Facility primarily reflect a planned increase in inventory purchases in anticipation of the holiday season.

6. In accordance with SFAS No. 109, "Accounting for Income Taxes," the Company has recorded a valuation allowance against net deferred tax assets. Based on the Company's bankruptcy filing, realization of such assets in future years is uncertain. Accordingly, the Company has not recognized any tax benefit from its losses in fiscal 2002. Income tax expense of $3 million is for New Jersey income tax payable due to a change in the provisions of the New Jersey Tax Code.

7. Cash Receipts and Disbursements for the four-week period ended November 27, 2002 are summarized as actual receipts and disbursements during the period, as compiled from the Company's daily cash records.

8. During the four-week period ended November 27, Kmart has received conversion notices from holders of 4,301,655 trust convertible preferred securities. Such securities were convertible into 14,338,706 shares of Kmart common stock.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



            CASE NAME: Kmart Corporation, et al. CASE NO.: 02 B 02474

                       For Month Ending November 27, 2002


                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.


         1.       Federal Income Taxes               Yes (x)           No (  )

         2.       FICA withholdings                  Yes (x)           No (  )

         3.       Employee's withholdings            Yes (x)           No (  )

         4.       Employer's FICA                    Yes (x)           No (  )

         5.       Federal Unemployment Taxes         Yes (x)           No (  )

         6.       State Income Tax                   Yes (x)           No (  )

         7.       State Employee withholdings        Yes (x)           No (  )

         8.       All other state taxes              Yes (x)           No (  )


         If any of the above have not been paid, state below the tax not paid, the amount past due and the date of last payment.

KMART CORPORATION
CAUTIONARY STATEMENT
--------------------------------------------------------------------------------

The Company cautions readers not to place undue reliance upon the information contained herein. The Monthly Operating Report ("Operating Report") contains unaudited information, is limited in scope, covers a limited time period and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Operating Report contains information for periods which may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such information may not be indicative of the Company's financial condition or operating results for the periods reflected in the Company's financial statements or in its reports pursuant to the Exchange Act and readers are cautioned to refer to the Exchange Act filings. Moreover, the Operating Report and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies, including those described in this report, many of which are beyond the Company's control. Consequently, such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods or the periods covered in the Company's reports pursuant to the Exchange Act. Actual results for such periods may differ materially from the information contained in the Operating Report and the Company undertakes no obligation to update or revise the Operating Report.

The Operating Report, as well as other statements made by the Company, may contain forward-looking statements that reflect, when made, the Company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the DIP facility; the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the ability of our vendors to obtain satisfactory credit terms from factors and other financing sources; the Company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 cases on the Company's liquidity or results of operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; and the ability of the Company to attract and retain customers. Other risk factors are listed from time to time in the Company's SEC reports, including, but not limited to the Annual Report on Form 10-K for the year ended January 30, 2002 and the quarterly report on Form 10-Q for the Company's most recent fiscal quarter. Kmart disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. A plan of reorganization could also result in holders of Kmart common stock receiving no distribution on account of their interests and cancellation of their interests. Holders of Kmart common stock should assume that they could receive little or no value as part of a plan of reorganization. In light of the foregoing, the Company considers the value of the common stock to be highly speculative and cautions equity holders that the stock may ultimately be determined to have no value. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.